EXHIBIT (8)(c)

Effective as of September 22, 2003, the following classes of Contracts are hereby added to this Schedule 2 and made subject to the Agreement:

Policy Marketing Name	SEC 1933 Act Registration Number (if applicable)	Name of Supporting Account	Annuity or Life

M’s Versatile Product—Survivorship	333-106969	Pacific Select Exec	Life

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IN WITNESS WHEREOF, the Fund, the Adviser, the Distributor and the Company hereby amend this Schedule 2 in accordance with Article XI of the Agreement.

M FUND, INC.		PACIFIC LIFE INSURANCE COMPANY
By:	/s/ DANIEL F. BYRNE Name: Daniel F. Byrne Title: President	By:	/s/ GLENN S. SCHAFER Name: Glenn S. Schafer Title: President
M FINANCIAL INVESTMENT ADVISERS, INC.		PACIFIC LIFE & ANNUITY COMPANY
By:	/s/ DANIEL F. BYRNE Name: Daniel F. Byrne Title: President	By:	/s/ JAMES T. MORRIS Name: James T. Morris Title: Executive Vice President
M HOLDINGS SECURITIES, INC.		M LIFE INSURANCE COMPANY
By:	/s/ RANDY O’CONNOR Name: Randy O’Connor Title: President	By:	/s/ RANDY O’CONNOR Name: Randy O’Connor Title: Senior Vice President

Effective as of January 15, 2004, the following separate accounts of the Company are hereby added to this Schedule 1 and made subject to the Agreement:

Name of Account and Subaccounts	Date Established by	SEC 1940 Act Registration	Type of Product
	Board of Directors	Number	Supported
	of the Company	(if applicable)	by Account

Pacific Select Exec Separate Account of PL&A	September 24, 1998	811-09389

Brandes International Equity Variable Account

Turner Core Growth Variable Account

Frontier Capital Appreciation Variable Account

Business Opportunity Value Variable Account

Pacific COLI Separate Account II of PL&A	October 17, 2003

Brandes International Equity Variable Account

Turner Core Growth Variable Account

Frontier Capital Appreciation Variable Account

Business Opportunity Value Variable Account

IN WITNESS WHEREOF, the Fund, the Adviser, the Distributor and the Company hereby amend this Schedule 1 in accordance with Article XI of the Agreement.

M FUND, INC.		PACIFIC LIFE INSURANCE COMPANY
By:	/s/ DANIEL F. BYRNE Name: Daniel F. Byrne Title: President	By:	/s/ GLENN S. SCHAFER Name: Glenn S. Schafer Title: President
M FINANCIAL INVESTMENT ADVISERS, INC.		PACIFIC LIFE & ANNUITY COMPANY
By:	/s/ DANIEL F. BYRNE Name: Daniel F. Byrne Title: President	By:	/s/ JAMES T. MORRIS Name: James T. Morris Title: Executive Vice President
M HOLDINGS SECURITIES, INC.		M LIFE INSURANCE COMPANY
By:	/s/ RANDY O’CONNOR Name: Randy O’Connor Title: President	By:	/s/ RANDY O’CONNOR Name: Randy O’Connor Title: Senior Vice President

Effective as of January 15, 2004, the following classes of Contracts are hereby added to this Schedule 2 and made subject to the Agreement:

Policy Marketing Name	SEC 1933 Act Registration Number (if applicable)	Name of Supporting Account	Annuity or Life

Pacific Select Exec II-NY	333-80825	Pacific Select Exec of PL&A	Life

Pacific Select Exec III-NY	333-106721	Pacific Select Exec of PL&A	Life

Pacific Select Estate Preserver-NY	333-62446	Pacific Select Exec of PL&A	Life

Pacific Select Performer 500-NY	333-106653	Pacific Select Exec of PL&A	Life

Custom COLI-NY		Pacific COLI Separate Account II of PL&A	Life

IN WITNESS WHEREOF, the Fund, the Adviser, the Distributor and the Company hereby amend this Schedule 2 in accordance with Article XI of the Agreement.

M FUND, INC.		PACIFIC LIFE INSURANCE COMPANY
By:	/s/ DANIEL F. BYRNE Name: Daniel F. Byrne Title: President	By:	/s/ GLENN S. SCHAFER Name: Glenn S. Schafer Title: President
M FINANCIAL INVESTMENT ADVISERS, INC.		PACIFIC LIFE & ANNUITY COMPANY
By:	/s/ DANIEL F. BYRNE Name: Daniel F. Byrne Title: President	By:	/s/ JAMES T. MORRIS Name: James T. Morris Title: Executive Vice President
M HOLDINGS SECURITIES, INC.		M LIFE INSURANCE COMPANY
By:	/s/ RANDY O’CONNOR Name: Randy O’Connor Title: President	By:	/s/ RANDY O’CONNOR Name: Randy O’Connor Title: Senior Vice President

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